Other Operating Expenses	12 Months Ended
Dec. 31, 2022
Other Operating Expenses
Other Operating Expenses

Note 5 Other Operating Expenses

	Year Ended December 31,
	2022	2021	2020
Exchange rate differences	7,133	1,807	—
Net loss on disposal of equipment	—	67	—
Change in value of the contingent consideration at fair value	15,941	4,470	—
Total	23,074	6,344	—